                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002
                                                          ---------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                 1-4174               73-0569878
       ---------------          ------------        -------------------
       (State or other          (Commission          (I.R.S. Employer
       jurisdiction of          File Number)        Identification No.)
       incorporation)



    One Williams Center, Tulsa, Oklahoma                  74172
    ------------------------------------                  -----
  (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

         The Williams Companies, Inc. ("Williams") wishes to amend its Form 8-K filed August 14, 2002, in order to correct the dates on Exhibits 99.2 and 99.3.

         Exhibit 99.1 is Williams' press release dated August 14, 2002.

         Exhibits 99.2 and 99.3 are the sworn statements of Williams' principal executive officer, Steven J. Malcolm, and principal financial officer, Jack D. McCarthy, as required pursuant to Securities and Exchange Commission Order No. 4-460.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE WILLIAMS COMPANIES, INC.


Date: August 15, 2002                                /s/ Suzanne H. Costin
                                            ------------------------------------
                                            Name:    Suzanne H. Costin
                                            Title:   Corporate Secretary


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
   99.1       Copy of Williams' press release dated August 14, 2002.

   99.2 Sworn statement of Williams' principal executive officer, Steven J. Malcolm, required pursuant to Securities and Exchange
              Commission Order No. 4-460.

   99.3 Sworn statement of Williams' principal financial officer, Jack D. McCarthy, required pursuant to Securities and Exchange
              Commission Order No. 4-460.